Kopp Emerging Growth Fund

September 18, 2001

Supplement to the Prospectus dated January 26, 2001

With certain exceptions noted in the Prospectus, the Fund has been closed to new investors since December 30, 2000.

Effective immediately and for the foreseeable future, the Fund is accepting purchase applications from all investors.

Due to the highly volatile nature of today's market, the Fund believes that this decision is in the best interests of both existing and future shareholders.

If you have any questions, please do not hesitate to contact the Fund or Kopp Investment Advisors at 1-888-533-KOPP or www.koppfunds.com.

Please keep this Supplement and the Prospectus for your records.